NATIONWIDE MUTUAL FUNDS
Nationwide Amundi Strategic Income Fund
Nationwide Bailard International Equities Fund
Nationwide Global Sustainable Equity Fund
Nationwide International Small Cap Fund
Nationwide Janus Henderson Overseas Fund

Supplement dated June 17, 2025
to the Prospectus dated February 28, 2025

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Nationwide Global Sustainable Equity Fund (the “Fund”)

Effective immediately, the Prospectus is amended as follows:

1.	The table under the section entitled “Portfolio Managers” on page 17 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service
Steven Magill, CFA	Lead Portfolio Manager	Since 2025
Adam Jokich, CFA	Deputy Portfolio Manager	Since 2021

2.	The information relating to the Fund on page 54 of the Prospectus is deleted in its entirety and replaced with the following:

Steven Magill, CFA and Adam Jokich, CFA, are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Mr. Magill is Lead Portfolio Manager for the Fund and co-head of the Global Equity team at UBS AM. He has over 34 years of investment industry experience.

Mr. Jokich is a Deputy Portfolio Manager for the Fund and a Senior Portfolio Manager in the Global Equity team at UBS AM. He has 12 years of investment industry experience.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE